SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934
Date of Report
(Date of Earliest Event Reported):
June 24, 2009
UNITED MORTGAGE TRUST
(Exact Name of Registrant as Specified in its
Governing Instruments)
(a Maryland trust)
Commission File Number 000-32409
(IRS Employer Identification) Number 75-6496585)
1301 Municipal Way
Grapevine, Texas 76051
(address of principal executive offices)
Registrant’s telephone number, including area code: (214) 237-9305
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On June 10, 2009, the annual meeting of shareholders of United Mortgage Trust was held at the Company’s corporate offices at approximately 10 a.m. CST. A copy of the slides comprising the presentation made by Mr. Todd Etter, Chairman of UMT Holdings, LP, is attached as Exhibit 99.1 to this report and is incorporated herein by reference. Links to Exhibit 99.1 are also available on the Investor Relations section of the United Mortgage Trust website at www.unitedmortgagetrust.com.
The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.
The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits
The following exhibit is included with this Report:
99.1.	United Mortgage Trust Annual Meeting Presentation, June 10, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED MORTGAGE TRUST

June 24, 2009	/S/ Christine A. Griffin
Christine A. Griffin
President